UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2019

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.625% Non-Cumulative Preferred Stock, Series G, $0.01 par value	MS/PG	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Market Vectors ETNs due March 31, 2020 (two issuances)	URR/DDR	NYSE Arca, Inc.
Market Vectors ETNs due April 30, 2020 (two issuances)	CNY/INR	NYSE Arca, Inc.
Morgan Stanley Cushing® MLP High Income Index ETNs due March 21, 2031	MLPY	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On July 18, 2019, Morgan Stanley (the "Company") released financial information with respect to its quarter ended June 30, 2019. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.  In addition, a copy of the Company's Financial Data Supplement for its quarter ended June 30, 2019 is annexed as Exhibit 99.2 to this Report and by this reference incorporated herein and made a part hereof.

The information furnished under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of the Company, dated July 18, 2019, containing financial information for the quarter ended June 30, 2019.

99.2	Financial Data Supplement of the Company for the quarter ended June 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)
Date:	July 18, 2019	By:	/s/ Paul C. Wirth
			Name:	Paul C. Wirth
			Title:	Deputy Chief Financial Officer